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                             EXHIBIT 23

                     INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Form S-8 Registration Statement No. 33-48217 and Registration Statement No. 33-85724 of Ark Restaurants Corp. of our report dated November 21, 1997, appearing in this Annual Report on Form 10-K of Ark Restaurants Corp. for the year ended September 27, 1997.

New York, New York
December 23, 1997

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